                                  EXHIBIT 99.1

      The mortgage loans delivered to the trust (the "Mortgage Loans") will consist of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans with principal balances at origination that may or may not conform to Freddie Mac or Fannie Mae loan limits. The Depositor purchased the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of February 27, 2004, between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated March 1, 2004 (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor will cause the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

      The Mortgage Loans will be secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four-family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans will have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

      Each adjustable-rate Mortgage Loan will accrue interest at the adjustable-rate calculated as specified under the terms of the related mortgage note and each fixed-rate Mortgage Loan will have a Mortgage Rate that is fixed for the life of such Mortgage (each such rate, a "Mortgage Rate").

      Approximately 95.08% and approximately 4.92% of the Mortgage Loans, by aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date, were originated by the Seller's wholesale lending affiliates, Argent Mortgage Company, LLC ("Argent") and Olympus Mortgage Company ("Olympus" and together with Argent, the "Originators"), respectively.

      Each adjustable-rate Mortgage Loan will accrue interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans will provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an Adjustment Date"); provided, that the first adjustment for approximately 62.76% of the adjustable-rate Mortgage Loans will occur after an initial period of two years after origination, and the first adjustment for approximately 37.24% of the adjustable-rate Mortgage Loans will occur after an initial period of three years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the " Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

      The Mortgage Loans will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related Mortgaged Property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related Mortgaged Property.

      None of the Mortgage Loans will be Buydown Mortgage Loans.

      Approximately 71.83% of the Mortgage Loans, by aggregate scheduled principal balances as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement.

Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

Mortgage Loan Statistics

      The Mortgage Loans consist of 2,826 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of $500,000,366.43, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Calculation Date, and subject to a permitted variance of plus or minus 5%. None of the Mortgage Loans had a first Due Date prior to October 2003 or after March 2004, or will have a remaining term to stated maturity of less than 176 months or greater than 359 months as of the Cut-off Date. The latest maturity date of any Mortgage Loans is February 2034. The Mortgage Loans are expected to have the characteristics set forth in Annex III of this prospectus supplement as of the Cut-off Date (the sum in any column may not equal the total indicated due to rounding).

------------------------------------------------------------------------------------------------------------------------------------
                                                           Collateral Type
------------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                          REMAINING
                               NUMBER OF       BALANCE        % OF PRINCIPAL      TERM TO                    GROSS
                                MORTGAGE      AS OF THE        BALANCE AS OF      MATURITY       DEBT-TO-   COUPON             OLTV
       COLLATERAL TYPE           LOANS       CUT-OFF DATE    THE CUT-OFF DATE     (months)      INCOME (%)    (%)     FICO      (%)
------------------------------------------------------------------------------------------------------------------------------------
2-yr Fixed / Adjustable-Rate     1,195     $201,186,352.90          40.24%          357           38.17      7.393     619     89.25
3-yr Fixed / Adjustable-Rate       636      119,397,257.31          23.88           357           38.53      7.099     612     85.03
Fixed Rate                         995      179,416,756.22          35.88           349           38.44      6.906     634     81.35
------------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354           38.35      7.148     623     85.41
------------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Principal Balances at Origination
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                 REMAINING
          RANGE OF             NUMBER OF  PRINCIPAL BALANCE    % OF PRINCIPAL     TERM TO                   GROSS
     PRINCIPAL BALANCES         MORTGAGE        AS OF           BALANCE AS OF    MATURITY      DEBT-TO-     COUPON             OLTV
     AT ORIGINATION ($)          LOANS       ORIGINATION         ORIGINATION     (months)*    INCOME (%)*    (%)*     FICO*    (%)*
-----------------------------------------------------------------------------------------------------------------------------------
50,000.01-100,000.00 .......       728     $ 57,192,038.00          11.41%          350          35.44       7.853     600    82.93
100,000.01-150,000.00 ......       716       89,714,452.00          17.90           352          36.86       7.416     615    85.67
150,000.01-200,000.00 ......       492       84,877,666.00          16.94           355          38.80       7.081     618    85.40
200,000.01-250,000.00 ......       292       65,963,576.00          13.16           356          40.43       7.037     621    84.89
250,000.01-300,000.00 ......       222       60,763,071.00          12.12           355          39.26       6.996     627    86.57
300,000.01-350,000.00 ......       155       50,358,217.00          10.05           352          39.13       6.837     644    87.28
350,000.01-400,000.00 ......       107       40,228,380.00           8.03           356          38.90       7.049     630    87.44
400,000.01-450,000.00 ......        59       25,258,383.00           5.04           358          39.52       6.659     646    84.44
450,000.01-500,000.00 ......        50       23,913,855.00           4.77           358          37.99       6.772     635    83.25
500,000.01-550,000.00 ......         2        1,083,750.00           0.22           358          39.03       5.726     632    77.49
550,000.01-600,000.00 ......         1          555,000.00           0.11           358           5.00       6.900     702    79.86
600,000.01-650,000.00 ......         2        1,231,000.00           0.25           358          43.50       7.550     654    79.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $501,139,388.00         100.00%          354          38.35       7.148     623    85.40
-----------------------------------------------------------------------------------------------------------------------------------

      *     Based on the original balances of the Mortgage Loans.

-----------------------------------------------------------------------------------------------------------------------------------
                                              Principal Balance as of the Cut-Off Date
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
RANGE OF                       NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
PRINCIPAL BALANCES              MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
AS OF THE CUT-OFF DATE ($)       LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
 50,000.01 - 100,000.00 ....       730     $ 57,271,470.91          11.45%          350          35.41       7.853     600    82.93
100,000.01 - 150,000.00 ....       719       90,063,065.28          18.01           352          36.84       7.411     615    85.62
150,000.01 - 200,000.00 ....       487       83,932,452.72          16.79           355          38.87       7.084     618    85.46
200,000.01 - 250,000.00 ....       295       66,559,607.92          13.31           356          40.36       7.036     621    84.84
250,000.01 - 300,000.00 ....       223       61,074,588.72          12.21           356          39.37       6.986     627    86.56
300,000.01 - 350,000.00 ....       151       49,038,776.04           9.81           352          39.07       6.849     644    87.41
350,000.01 - 400,000.00 ....       110       41,333,456.09           8.27           356          38.89       7.043     631    87.52
400,000.01 - 450,000.00 ....        57       24,452,465.91           4.89           358          39.66       6.641     644    84.24
450,000.01 - 500,000.00 ....        49       23,409,766.40           4.68           358          37.88       6.784     636    83.15
500,000.01 - 550,000.00 ....         2        1,081,466.63           0.22           358          39.04       5.726     632    77.49
550,000.01 - 600,000.00 ....         1          554,069.35           0.11           358           5.00       6.900     702    79.86
600,000.01 - 650,000.00 ....         2        1,229,180.46           0.25           358          43.49       7.550     654    79.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Remaining Term to Maturity
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
RANGE OF MONTHS                 MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
REMAINING (months)               LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
121-180 ....................        48     $  6,037,747.31           1.21%          177          34.86       6.591     614    71.54
181-240 ....................        37        5,205,969.40           1.04           238          40.01       6.682     633    78.53
301-360 ....................     2,741      488,756,649.72          97.75           357          38.38       7.160     623    85.65
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Mortgage Rate
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
RANGE OF CURRENT                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
MORTGAGE RATES (%)               LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
   5.000 -  5.499 ..........        59     $ 15,601,002.12           3.12%          347          39.39       5.342     673    76.02
   5.500 -  5.999 ..........       200       42,808,500.39           8.56           349          39.02       5.757     657    78.92
   6.000 -  6.499 ..........       306       67,085,579.56          13.42           353          38.91       6.255     640    82.77
   6.500 -  6.999 ..........       529      107,677,518.99          21.54           354          38.93       6.744     632    86.87
   7.000 -  7.499 ..........       527       92,809,031.28          18.56           356          38.29       7.231     622    87.71
   7.500 -  7.999 ..........       505       81,789,812.51          16.36           355          38.04       7.718     615    88.15
   8.000 -  8.499 ..........       356       49,290,790.16           9.86           356          36.10       8.214     594    86.91
   8.500 -  8.999 ..........       200       25,167,539.55           5.03           356          37.77       8.691     582    86.42
   9.000 -  9.499 ..........        85       10,225,354.75           2.05           356          38.68       9.223     568    82.53
   9.500 -  9.999 ..........        19        2,688,239.04           0.54           357          37.29       9.707     558    82.61
  10.000 - 10.499 ..........        22        2,396,302.73           0.48           351          40.38      10.231     551    78.86
  10.500 - 10.999 ..........         7          891,464.12           0.18           357          41.65      10.824     528    65.46
  11.000 - 11.499 ..........         6          858,264.28           0.17           357          40.65      11.140     536    72.40
  11.500 - 11.999 ..........         3          513,094.28           0.10           357          39.84      11.732     532    70.18
  12.000 - 12.499 ..........         1          116,933.44           0.02           358          53.00      12.050     535    60.00
  12.500 - 12.999 ..........         1           80,939.23           0.02           357          35.00      12.650     520    58.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                     Original Loan-to-Value Ratios
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
RANGE OF ORIGINAL              NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
LOAN-TO-VALUE                   MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
RATIOS (%)                       LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
 25.00 or less .............         2     $    224,336.16           0.04%          356          32.00       7.829     609    21.71
  25.01 - 30.00 ............         1           99,319.28           0.02           178          24.00       6.150     594    28.17
  30.01 - 35.00 ............         5          841,354.93           0.17           345          33.19       6.846     583    32.23
  35.01 - 40.00 ............        11        1,668,640.73           0.33           339          36.56       6.452     623    37.74
  40.01 - 45.00 ............         9        1,818,709.00           0.36           311          32.03       6.353     663    42.16
  45.01 - 50.00 ............        19        2,793,856.39           0.56           329          31.81       6.568     622    48.22
  50.01 - 55.00 ............        21        3,067,438.96           0.61           340          38.02       6.655     608    52.96
  55.01 - 60.00 ............        52        7,775,830.04           1.56           352          37.74       7.245     609    58.22
  60.01 - 65.00 ............        78       12,526,559.62           2.51           349          40.10       6.826     606    63.49
  65.01 - 70.00 ............       120       22,230,919.13           4.45           346          39.63       6.899     603    68.56
  70.01 - 75.00 ............       177       29,325,447.41           5.87           353          40.48       7.112     594    74.14
  75.01 - 80.00 ............       365       63,546,751.80          12.71           354          37.51       6.953     612    79.28
  80.01 - 85.00 ............       330       57,605,687.19          11.52           355          37.84       7.136     608    84.27
  85.01 - 90.00 ............       784      134,266,194.49          26.85           355          37.35       7.292     628    89.61
  90.01 - 95.00 ............       852      162,209,321.30          32.44           356          39.29       7.208     639    94.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                       FICO Score at Origination
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
RANGE OF FICO SCORES             LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
500 - 519 ..................        90     $ 13,587,118.83           2.72%          353          41.79       8.373     510    73.81
520 - 539 ..................       131       18,199,066.97           3.64           357          39.32       8.118     531    76.19
540 - 559 ..................       221       32,827,869.03           6.57           352          38.74       7.813     551    81.46
560 - 579 ..................       220       34,799,798.81           6.96           354          39.90       7.653     568    81.86
580 - 599 ..................       386       61,761,221.74          12.35           355          38.51       7.473     589    84.83
600 - 619 ..................       453       79,198,760.78          15.84           354          38.53       7.093     609    87.29
620 - 639 ..................       439       80,274,089.60          16.05           354          38.64       6.949     629    88.27
640 - 659 ..................       308       58,975,938.65          11.80           354          38.22       6.796     649    87.03
660 - 679 ..................       222       47,278,331.21           9.46           354          38.00       6.814     668    87.10
680 - 699 ..................       160       30,859,484.75           6.17           354          36.91       6.723     688    87.84
700 - 719 ..................        85       17,645,093.40           3.53           354          34.90       6.773     709    88.60
720 - 739 ..................        52       10,500,458.15           2.10           356          36.77       6.742     729    86.55
740 - 759 ..................        31        7,141,372.65           1.43           353          34.90       6.381     748    81.18
760 - 779 ..................        18        4,209,112.17           0.84           357          39.27       6.247     769    75.13
780 - 799 ..................        10        2,742,649.69           0.55           358          34.83       5.883     787    81.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Debt-to-Income Ratio
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
RANGE OF DEBT-TO-               MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
INCOME RATIOS (%)                LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
 20.00 or less .............       207     $ 31,876,603.61           6.38%          353          13.72       7.299     633    83.22
  20.01 - 25.00 ............       197       29,779,286.97           5.96           349          23.17       7.256     621    82.95
  25.00 - 30.00 ............       260       42,620,162.99           8.52           355          28.37       7.106     633    85.02
  30.01 - 35.00 ............       365       62,661,248.56          12.53           355          32.99       7.137     628    86.76
  35.01 - 40.00 ............       465       80,275,538.65          16.06           354          38.08       7.145     625    85.35
  40.01 - 45.00 ............       553      101,291,664.78          20.26           355          43.15       7.184     620    86.50
  45.01 - 50.00 ............       710      138,353,845.06          27.67           355          48.05       7.094     618    86.89
  50.01 - 55.00 ............        69       13,142,015.81           2.63           350          53.13       7.042     605    67.52
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Geographic Distribution
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
STATE                            LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
California .................       521     $133,131,851.91          26.63%          355          39.93       6.775     635    83.04
Florida ....................       372       54,679,480.86          10.94           354          38.41       7.206     616    85.79
New York ...................       190       52,270,313.64          10.45           353          39.25       6.851     628    83.64
Illinois ...................       261       46,259,569.41           9.25           357          37.06       7.447     623    87.46
Arizona ....................       151       18,206,330.65           3.64           349          38.13       7.252     621    88.45
Texas ......................       120       16,140,918.26           3.23           351          31.55       7.700     615    84.54
Maryland ...................        78       14,186,371.75           2.84           350          39.21       7.307     601    84.12
Ohio .......................       126       12,967,409.94           2.59           350          37.17       7.475     605    87.22
Minnesota ..................        62       11,609,243.63           2.32           357          39.23       7.096     625    87.58
Connecticut ................        58       11,523,891.75           2.30           352          37.90       7.059     625    85.24
Michigan ...................       103       11,103,968.31           2.22           356          34.24       8.003     605    85.79
New Jersey .................        47       10,414,136.17           2.08           348          40.93       6.874     615    81.51
Nevada .....................        55        9,709,654.93           1.94           358          36.91       7.273     632    90.11
Massachusetts ..............        38        9,402,568.44           1.88           355          38.49       7.320     631    86.62
Georgia ....................        59        9,386,146.75           1.88           349          37.40       7.279     626    88.59
Colorado ...................        38        7,208,321.84           1.44           355          40.59       7.132     628    91.72
Washington .................        44        6,995,056.24           1.40           357          36.59       7.156     627    88.86
Pennsylvania ...............        50        6,218,129.79           1.24           355          38.83       7.461     587    83.95
Rhode Island ...............        32        5,712,819.67           1.14           354          40.42       6.915     618    83.25
Utah .......................        35        5,611,764.17           1.12           357          39.39       7.284     629    91.89
Other ......................       386       47,262,418.32           9.45           355          36.83       7.583     612    87.26
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Occupancy Status
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
OCCUPATION STATUS*               LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied .............     2,479     $451,015,311.42          90.20%          354          39.03       7.097     620    85.32
Non-Owner Occupied .........       330       45,781,921.70           9.16           355          31.38       7.673     651    86.36
Second Home ................        17        3,203,133.31           0.64           353          42.19       6.813     678    83.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

      *     Based on mortgagor representation at origination.

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Documentation Type
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
INCOME DOCUMENTATION             LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Documentation .........     1,942     $320,888,138.97          64.18%          353          39.09       7.003     617    84.53
Stated Documentation .......       738      152,108,965.20          30.42           356          37.86       7.448     635    87.06
Limited Documentation ......       146       27,003,262.26           5.40           354          32.37       7.188     623    86.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Loan Purpose
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
PURPOSE                          LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refinance-Debt
Consolidation Cash Out** ...     1,941     $343,602,521.74          68.72%          353          38.83       7.075     614    83.36
Purchase ...................       746      133,496,786.25          26.70           357          37.02       7.351     646    90.90
Refinance-Debt Consolidation
No Cash Out*** .............       139       22,901,058.44           4.58           354          39.04       7.067     629    84.08
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

      ** Cash proceeds to the borrower inclusive of debt consolidation payments exceed 2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.

      *** Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Credit Grade
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
RISK CATEGORY                    LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
1 ..........................     1,964     $351,453,261.73          70.29%          354          37.81       6.962     633    86.43
2 ..........................       233       36,982,430.10           7.40           355          38.60       7.506     595    84.82
3 ..........................       225       37,251,261.03           7.45           354          38.33       7.331     597    84.06
4 ..........................       196       35,576,812.56           7.12           356          41.56       7.460     604    84.13
5 ..........................        72        9,560,978.24           1.91           358          38.79       8.362     564    70.75
6 ..........................        28        4,573,820.97           0.91           358          41.89       9.252     543    69.07
A ..........................        92       20,543,629.14           4.11           356          39.98       7.485     634    85.89
A- .........................         6        1,736,296.10           0.35           358          43.58       7.723     585    84.24
B ..........................         2          406,373.72           0.08           215          40.85       6.299     615    46.92
C ..........................         2          409,014.69           0.08           357          31.27       8.153     592    68.43
C- .........................         6        1,506,488.15           0.30           357          44.44      10.514     532    76.94
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

      * Letters correspond to risk categories of Olympus Mortgage Company and roman numerals correspond to risk categories of Argent Mortgage Company, LLC.

-----------------------------------------------------------------------------------------------------------------------------------
                                                             Property Type
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
PROPERTY TYPE                    LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached .....     2,195     $382,540,569.24          76.51%          354          38.54       7.138     620    85.29
Two-to Four-Family .........       223       44,322,176.31           8.86           356          36.52       7.273     643    84.71
PUD Detached ...............       177       37,157,805.43           7.43           356          38.00       7.042     624    87.34
Condominium ................       151       26,468,847.46           5.29           357          38.37       7.230     639    87.34
Manufactured Housing .......        58        6,006,219.86           1.20           348          40.87       7.221     618    77.30
PUD Attached ...............        17        2,442,981.94           0.49           358          39.81       7.287     619    86.28
Single Family Attached .....         5        1,061,766.19           0.21           357          43.20       6.506     620    86.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                         Prepayment Charge Term
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
PREPAYMENT CHARGE TERM AT       MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
ORIGINATION (MOS.)               LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
0 ..........................       787     $140,864,134.64          28.17%          354          37.69       7.333     618    85.92
12 .........................       183       43,059,695.98           8.61           353          38.61       6.998     633    83.60
24 .........................       777      128,319,317.31          25.66           356          38.46       7.366     618    88.57
36 .........................     1,079      187,757,218.50          37.55           353          38.73       6.896     628    83.28
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Conforming Balance
-----------------------------------------------------------------------------------------------------------------------------------
                                                               % OF PRINCIPAL    REMAINING
                               NUMBER OF  PRINCIPAL BALANCE      BALANCE AS       TERM TO                   GROSS
                                MORTGAGE      AS OF THE            OF THE        MATURITY       DEBT-TO-    COUPON            OLTV
CONFORMING BALANCE               LOANS       CUT-OFF DATE       CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
Conforming .................     2,585     $402,134,975.95          80.43%          354          38.09       7.220     620    85.47
Non-Conforming .............       241       97,865,390.48          19.57           355          39.44       6.854     635    85.13
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           2,826     $500,000,366.43         100.00%          354          38.35       7.148     623    85.41
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Maximum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF PRINCIPAL
                                          PRINCIPAL BALANCE       BALANCE OF     REMAINING
                               NUMBER OF    OF ADJUSTABLE      ADJUSTABLE RATE    TERM TO                   GROSS
RANGE OF MAXIMUM                MORTGAGE   RATE LOANS AS OF    LOANS AS OF THE   MATURITY       DEBT-TO-    COUPON            OLTV
MORTGAGE RATES (%)               LOANS     THE CUT-OFF DATE     CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
 11.000 - 11.499............        34     $  8,723,296.64           2.72%          358          37.71       5.330     643    81.76
 11.500 - 11.999............        84       18,153,474.00           5.66           357          39.60       5.755     652    85.34
 12.000 - 12.499............       153       33,802,613.54          10.54           357          38.69       6.260     641    86.89
 12.500 - 12.999............       322       65,722,390.94          20.50           357          39.37       6.745     628    88.58
 13.000 - 13.499............       357       64,477,459.12          20.11           357          38.16       7.239     621    89.15
 13.500 - 13.999............       383       62,497,414.20          19.49           357          37.94       7.716     614    89.27
 14.000 - 14.499............       258       36,077,330.73          11.25           357          36.18       8.219     590    87.90
 14.500 - 14.999............       140       17,939,850.44           5.60           356          37.68       8.693     575    86.71
 15.000 - 15.499............        58        7,824,481.72           2.44           357          38.95       9.221     562    81.37
 15.500 - 15.999............        13        1,842,429.45           0.57           357          40.47       9.667     559    80.96
 16.000 - 16.499............        16        1,720,378.09           0.54           358          40.12      10.222     541    76.10
 16.500 - 16.999............         6          806,960.55           0.25           357          43.49      10.831     523    62.89
 17.000 - 17.499............         4          613,772.86           0.19           357          44.22      11.157     525    65.68
 17.500 - 17.999............         2          264,824.49           0.08           358          27.50      11.763     546    65.81
 18.000 - 18.499............         1          116,933.44           0.04           358          53.00      12.050     535    60.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                        Minimum Mortgage Rates of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF PRINCIPAL
                                          PRINCIPAL BALANCE       BALANCE OF     REMAINING
                               NUMBER OF    OF ADJUSTABLE      ADJUSTABLE RATE    TERM TO                   GROSS
RANGE OF MINIMUM                MORTGAGE   RATE LOANS AS OF    LOANS AS OF THE   MATURITY       DEBT-TO-    COUPON            OLTV
MORTGAGE RATES (%)               LOANS     THE CUT-OFF DATE     CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
  5.000 -  5.499 ...........        34     $  8,723,296.64           2.72%          358          37.71       5.330     643    81.76
  5.500 -  5.999 ...........        84       18,153,474.00           5.66           357          39.60       5.755     652    85.34
  6.000 -  6.499 ...........       153       33,802,613.54          10.54           357          38.69       6.260     641    86.89
  6.500 -  6.999 ...........       322       65,722,390.94          20.50           357          39.37       6.745     628    88.58
  7.000 -  7.499 ...........       357       64,477,459.12          20.11           357          38.16       7.239     621    89.15
  7.500 -  7.999 ...........       383       62,497,414.20          19.49           357          37.94       7.716     614    89.27
  8.000 -  8.499 ...........       258       36,077,330.73          11.25           357          36.18       8.219     590    87.90
  8.500 -  8.999 ...........       140       17,939,850.44           5.60           356          37.68       8.693     575    86.71
  9.000 -  9.499 ...........        58        7,824,481.72           2.44           357          38.95       9.221     562    81.37
  9.500 -  9.999 ...........        13        1,842,429.45           0.57           357          40.47       9.667     559    80.96
 10.000 - 10.499 ...........        16        1,720,378.09           0.54           358          40.12      10.222     541    76.10
 10.500 - 10.999 ...........         6          806,960.55           0.25           357          43.49      10.831     523    62.89
 11.000 - 11.499 ...........         4          613,772.86           0.19           357          44.22      11.157     525    65.68
 11.500 - 11.999 ...........         2          264,824.49           0.08           358          27.50      11.763     546    65.81
 12.000 - 12.499 ...........         1          116,933.44           0.04           358          53.00      12.050     535    60.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Gross Margins of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF PRINCIPAL
                                          PRINCIPAL BALANCE       BALANCE OF     REMAINING
                               NUMBER OF    OF ADJUSTABLE      ADJUSTABLE RATE    TERM TO                   GROSS
                                MORTGAGE   RATE LOANS AS OF    LOANS AS OF THE   MATURITY       DEBT-TO-    COUPON            OLTV
RANGE OF GROSS MARGINS (%)       LOANS     THE CUT-OFF DATE     CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
 4.500 - 4.749 .............       693     $114,302,226.15          35.65%          357          37.44       7.316     615    87.68
 4.750 - 4.999 .............         2          392,670.95           0.12           358          38.73       7.886     616    90.00
 5.000 - 5.249 .............         1          204,560.20           0.06           356          45.00       7.300     718    95.00
 5.500 - 5.749 .............        79       17,984,219.72           5.61           357          40.25       7.561     630    87.09
 6.000 - 6.249 .............         6          886,206.68           0.28           357          40.64       7.789     592    92.11
 6.250 - 6.499 .............         6          686,241.81           0.21           357          38.05       7.892     621    91.19
 6.500 - 6.749 .............     1,036      184,797,497.87          57.64           357          38.60       7.212     617    87.78
 7.000 - 7.249 .............         8        1,329,986.83           0.41           358          42.88       9.900     531    74.20
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         Next Adjustment Date of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF PRINCIPAL
                                          PRINCIPAL BALANCE       BALANCE OF     REMAINING
                               NUMBER OF    OF ADJUSTABLE      ADJUSTABLE RATE    TERM TO                   GROSS
                                MORTGAGE   RATE LOANS AS OF    LOANS AS OF THE   MATURITY       DEBT-TO-    COUPON            OLTV
NEXT ADJUSTMENT DATE             LOANS     THE CUT-OFF DATE     CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
September 2005 .............         2     $    563,884.46           0.18%          354          43.44       6.630     578    81.20
October 2005 ...............         7          741,790.40           0.23           355          47.01       7.579     571    81.87
November 2005 ..............       101       17,866,622.98           5.57           356          39.46       7.605     618    88.32
December 2005 ..............       427       71,372,756.50          22.26           356          38.25       7.446     621    89.22
January 2006 ...............       614      105,272,883.72          32.84           358          38.31       7.298     620    89.72
February 2006 ..............        44        5,368,414.84           1.67           359          28.33       7.908     595    85.47
September 2006 .............         1          104,368.12           0.03           354          43.00       9.300     525    87.50
October 2006 ...............        11        1,420,504.33           0.44           355          39.95       7.827     583    72.30
November 2006 ..............        46        7,944,728.15           2.48           356          36.45       7.312     621    83.89
December 2006 ..............       223       44,450,218.51          13.87           357          39.50       7.157     605    85.84
January 2007 ...............       339       62,663,845.24          19.55           358          38.13       7.010     616    84.89
February 2007 ..............        16        2,813,592.96           0.88           359          36.87       7.106     619    84.76
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                         Initial Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF PRINCIPAL
                                          PRINCIPAL BALANCE       BALANCE OF     REMAINING
                               NUMBER OF    OF ADJUSTABLE      ADJUSTABLE RATE    TERM TO                   GROSS
                                MORTGAGE   RATE LOANS AS OF    LOANS AS OF THE   MATURITY       DEBT-TO-    COUPON            OLTV
INITIAL PERIODIC CAP (%)         LOANS     THE CUT-OFF DATE     CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000 ......................     1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                             Periodic Cap of the Adjustable-Rate Loans
-----------------------------------------------------------------------------------------------------------------------------------
                                                                % OF PRINCIPAL
                                          PRINCIPAL BALANCE       BALANCE OF     REMAINING
                               NUMBER OF    OF ADJUSTABLE      ADJUSTABLE RATE    TERM TO                   GROSS
                                MORTGAGE   RATE LOANS AS OF    LOANS AS OF THE   MATURITY       DEBT-TO-    COUPON            OLTV
PERIODIC CAP (%)                 LOANS     THE CUT-OFF DATE     CUT-OFF DATE     (months)      INCOME (%)     (%)     FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000 ......................     1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                           1,831     $320,583,610.21         100.00%          357          38.30       7.284     617    87.68
-----------------------------------------------------------------------------------------------------------------------------------